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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported) April
                                   24, 2003.


                                 USG Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8864


               Delaware                                       36-3329400
 -----------------------------------                  -------------------------
    (State or other jurisdiction of                       (I.R.S. Employer
    incorporation or organization)                       Identification No.)

 125 South Franklin Street, Chicago, Illinois                 60606-4678
-----------------------------------------------          --------------------
   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code       (312) 606-4000
                                                    ----------------------------





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ITEM 9.           REGULATION FD DISCLOSURE.

The following information, including the press release attached as Exhibit 99.1, is being furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216:

On April 24, 2003, USG Corporation issued a press release containing earnings information for its first quarter of 2003 ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            USG CORPORATION
                                            Registrant


Date:  April 24, 2003                  By:  /s/ Richard H. Fleming
                                            ------------------------------------
                                            Richard H. Fleming, Executive Vice
                                            President
                                            and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.         Exhibit
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99.1                USG Corporation press release dated April 24, 2003.